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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 30, 2003
                                                -------------------------------



                                 ScanSoft, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                      000-27038               94-3156479
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


9 Centennial Drive, Peabody, Massachusetts                          01960
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code       (978) 977-2000
                                                  -----------------------------



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          (Former name or former address, if changed since last report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On January 30, 2003, ScanSoft, Inc. (the "Company") acquired from Koninklijke Philips Electronics N.V., a limited liability company organized under the laws of The Netherlands ("Philips"), Philips' Speech Processing Telephony and Voice Control businesses (the "Business"). The consideration for the transaction comprises a $27.5 million three-year, zero-interest convertible subordinated debenture, convertible at any time into common shares of the Company at $6.00 per share; 4.1 million euros in cash, of which 3.1 million euros was paid at closing and 1 million euros are payable by December 31, 2003; and a 5 million euro 5% interest note due December 31, 2003. The cash payable is subject to adjustment in accordance with the provisions of the Purchase Agreement, dated as of October 7, 2002, by and between Philips and the Company (including amendments thereto) (the "Agreement").

      Further details regarding this transaction are contained in the Agreement and the Company's press release dated January 30, 2003, each attached to this report as Exhibits and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

        (a) and (b) All financial information required by this Item 7 in connection with the Company's acquisition of the Business will be filed by amendment to this Current Report on Form 8-K within sixty days (60) from the date of filing of this Current Report on Form 8-K.

            (c) Exhibits

                              Exhibit
                               Number      Description
                              --------     -----------
                              2.1 (1)   Purchase Agreement, dated as of
                                        October 7, 2002, by and between
                                        Koninklijke Philips Electronics N.V., a
                                        limited liability company organized
                                        under the laws of The Netherlands, and
                                        ScanSoft, Inc.

                              2.2 (2)   Amendment No. 1, dated as of
                                        December 20, 2002, to Purchase
                                        Agreement, dated as of October 7, 2002,
                                        by and between Koninklijke Philips
                                        Electronics N.V., a limited liability
                                        company organized under the laws of The
                                        Netherlands, and ScanSoft, Inc.

                              2.3 (3) Amendment No. 2, dated as of January 29, 2003, to Purchase Agreement, dated as of October 7, 2002, by and between Koninklijke Philips Electronics N.V., a limited liability company organized under the laws of The Netherlands, and ScanSoft, Inc.

                              99.1      Press Release dated as of January 30,
                                        2003.

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      (1) Incorporated by reference from Exhibit 2.4 of the Company's Amendment
No. 2 to Registration Statement on Form S-1 (No. 333-100647) filed with the Securities and Exchange Commission on January 6, 2003.

      (2) Incorporated by reference from Exhibit 2.5 of the Company's Amendment No. 4 to Registration Statement on Form S-1 (No. 333-100647) filed with the Securities and Exchange Commission on February 7, 2003.

      (3) Incorporated by reference from Exhibit 2.6 of the Company's Amendment No. 4 to Registration Statement on Form S-1 (No. 333-100647) filed with the Securities and Exchange Commission on February 7, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCANSOFT, INC.

Dated: February 14, 2003

                                      By:     /s/ Gerald C. Kent, Jr.
                                           --------------------------------
                                           Gerald C. Kent, Jr.
                                           Vice President, Chief Accounting
                                           Officer & Controller (Principal
                                           Accounting Officer)



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                                  EXHIBIT INDEX


             Exhibit Number     Description

                2.1 (1) Purchase Agreement, dated as of October 7, 2002, by and between Koninklijke Philips Electronics N.V., a limited liability company organized under the laws of The Netherlands, and ScanSoft, Inc.

                2.2 (2) Amendment No. 1, dated as of December 20, 2002, to Purchase Agreement, dated as of October 7, 2002, by and between Koninklijke Philips Electronics N.V., a limited liability company organized under the laws of The Netherlands, and ScanSoft, Inc.

                2.3 (3) Amendment No. 2, dated as of January 29, 2003, to Purchase Agreement, dated as of October 7, 2002, by and between Koninklijke Philips Electronics N.V., a limited liability company organized under the laws of The Netherlands, and ScanSoft, Inc.

                  99.1          Press Release dated as of January 30, 2003.


      (1) Incorporated by reference from Exhibit 2.4 of the Company's Amendment No. 2 to Registration Statement on Form S-1 (No. 333-100647) filed with the Securities and Exchange Commission on January 6, 2003.

      (2) Incorporated by reference from Exhibit 2.5 of the Company's Amendment No. 4 to Registration Statement on Form S-1 (No. 333-100647) filed with the Securities and Exchange Commission on February 7, 2003.

      (3) Incorporated by reference from Exhibit 2.6 of the Company's Amendment No. 4 to Registration Statement on Form S-1 (No. 333-100647) filed with the Securities and Exchange Commission on February 7, 2003.